UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
    ------------------------------------------------------------------------
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  May 15, 2007
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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                           FLORIDA 0-28331 84-1047159
    (State of Incorporation       (Commission File       (I.R.S. Employer
        or organization)               Number)          Identification No.)

                          10400 Griffin Road, Suite 109
                           Cooper City, Florida 33328
                    (Address of principal executive offices)

                                 (954) 252-3440
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         Gerry McClinton, an executive officer with China Direct Trading Corporation's Capstone Industries, Inc. subsidiary, has been appointed the Chief Operating Officer of China Direct, effective May 15, 2007. A press release announcing the appointment was issued on May 15, 2007, and is attached hereto as
Exhibit 99.1.

 ITEM 7.01 REGULATION FD DISCLOSURE.

         The Company will conduct an investor tele-conference call at 10:00 a.m., local Miami, Florida time, on May 17, 2006.

SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS The following exhibits are filed with this Report:

EXHIBIT NUMBER                      DESCRIPTION

99.1     Audit Committee Charter, as of December 31, 2006
99.2 Press release issued by China Direct Trading Corporation on May 15, 2007 announcing appointment of Gerry McClinton

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


       CHINA DIRECT TRADING CORPORATION

      Date:    May 17, 2007

         By: /s/  Stewart Wallach
         Stewart Wallach, Chief Executive Officer &
         President

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                     DESCRIPTION

         99.1     Audit Committee Charter as of December 31, 2006

         99.2 Press Release issued by China Direct Trading Corporation re: appointment of Gerry McClinton as COO